Execution Version CONSENT LETTER TO THE CREDIT AGREEMENT CONSENT LETTER TO THE CREDIT AGREEMENT, dated as of September 13, 2024 (this “Agreement”), by and among the Borrower (as defined below), each other Guarantor (as defined in the Credit Agreement (as defined below)) as of the date hereof, Holdings (as defined below), Blue Owl Capital Corporation, in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto constituting the Consenting Term Lenders (as defined in Amendment No. 11 (as defined below)) under the Credit Agreement (as defined below). WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 13, 2019 (as amended by Amendment No. 1 to the Credit Agreement and Incremental Facility Amendment, dated as of March 20, 2020, Incremental Facility Agreement and Technical Amendment No. 2 to Credit Agreement, dated as of May 7, 2020, Incremental Facility Agreement No. 3, dated as of June 11, 2020, Amendment No. 4 to the Credit Agreement and Incremental Facility Agreement, dated as of May 7, 2021, Amendment No. 5 to Credit Agreement and Incremental Facility Agreement, dated as of June 11, 2021, Amendment No. 6 to the Credit Agreement and Incremental Facility Agreement, dated as of November 10, 2021, Amendment No. 7 to Credit Agreement, dated as of March 14, 2022, Amendment No. 8 to the Credit Agreement, dated as of August 12, 2022, Amendment No. 9 to the Credit Agreement, dated as of November 9, 2022, Amendment No. 10 to the Credit Agreement, dated as of March 15, 2023, Amendment No. 11 to the Credit Agreement, dated as of March 12, 2024 (“Amendment No. 11”), Consent Letter to the Credit Agreement, dated as of August 28, 2024 (the “Consent Letter”), and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof and as in existence immediately prior to the date hereof, the “Credit Agreement”), among Blizzard Midco, LLC, a Delaware limited liability company (“Holdings”), Norvax, LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, the Administrative Agent and the other parties party thereto; WHEREAS, the Borrower has requested that each Consenting Term Lender (as defined in Amendment No. 11) agree to extend the due date of the Amendment No. 11 Deferred Consent Fee (as defined in Amendment No. 11 after giving effect to the Consent Letter) pursuant to Section 9(b) of Amendment No. 11 (after giving effect to the Consent Letter) from September 13, 2024 to September 23, 2024 (the “Deferred Fee Extension”); WHEREAS, in accordance with Section 9.02 of the Credit Agreement, Holdings, the Borrower, the Guarantors, the Administrative Agent and each Lender party hereto constituting a Consenting Term Lender have agreed to the Deferred Fee Extension, on the terms set forth herein; NOW, THEREFORE, the parties hereto agree as follows: Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Section 2. Consent. Each Lender that is a Consenting Term Lender and that delivers its signature page to this Agreement hereby consents to the Deferred Fee Extension such that, after giving effect thereto, Section 9(b) of Amendment No. 11 shall read as follow: (b) on September 23, 2024, a non-refundable consent fee, which fee shall be fully earned on the Amendment No. 11 Effective Date (the “Amendment No. 11 Deferred Consent Fee”) and payable in cash in an amount equal to 1.00% multiplied by the sum of the aggregate principal amount of Term Loans then held by each such Consenting Term Lender on such payment date (but calculated after giving pro forma effect to such October TL Prepayment, if prepaid on or prior to September 23, 2024). For the avoidance of doubt, if the Term Loans are prepaid in full on or prior to September 23, 2024, then no Amendment No. 11 Deferred Consent Fee shall be payable. Section 3. No Novation. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement or in any other document contemplated hereby shall discharge or release the Lien or priority of any Security Document or any other security therefor or otherwise be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents, except, in each case, to any extent modified hereby. Section 4. Miscellaneous. Sections 9.03, 9.06, 9.07, 9.09, 9.10, 9.11 and 9.19 of the Credit Agreement are incorporated herein by reference and apply mutatis mutandis. [SIGNATURE PAGES FOLLOW] 2

[Signature Page to Consent Letter to the Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. NORVAX, LLC, as a Borrower By: Name: Vijay Kotte Title: Chief Executive Officer BLIZZARD MIDCO, LLC, as Holdings By: Name: Vijay Kotte Title: Chief Executive Officer GOHEALTH, LLC, as a Guarantor By: Name: Vijay Kotte Title: Chief Executive Officer CONNECTED BENEFITS, LLC, as a Guarantor By: Name: Vijay Kotte Title: Chief Executive Officer CREATIX, INC., as a Guarantor By: Name: Vijay Kotte Title: Chief Executive Officer /s/ Vijay Kotte /s/ Vijay Kotte /s/ Vijay Kotte /s/ Vijay Kotte /s/ Vijay Kotte

[Signature Page to Consent Letter to the Credit Agreement] BLUE OWL CAPITAL CORPORATION, as Administrative Agent By: Name: Adam Forchheimer Title: Authorized Signatory /s/ Adam Forchheimer

[Signature Page to Consent Letter to the Credit Agreement] BLUE OWL CAPITAL CORPORATION, as a Consenting Term Lender By: Blue Owl Credit Advisors LLC, its Investment Advisor By: Name: Adam Forchheimer Title: Authorized Signatory ORCC FINANCING II LLC, as a Consenting Term Lender By: Name: Adam Forchheimer Title: Authorized Signatory ORCC II FINANCING LLC, as a Consenting Term Lender By: Name: Adam Forchheimer Title: Authorized Signatory /s/ Adam Forchheimer /s/ Adam Forchheimer /s/ Adam Forchheimer

[Signature Page to Consent Letter to the Credit Agreement] OWL ROCK CLO I, LTD., as a Consenting Term Lender By: Blue Owl Credit Advisors LLC, its Collateral Manager By: Name: Adam Forchheimer Title: Authorized Signatory OWL ROCK CLO II, LTD., as a Consenting Term Lender By: Blue Owl Credit Advisors LLC, its Collateral Manager By: Name: Adam Forchheimer Title: Authorized Signatory OWL ROCK CLO III, LTD., as a Consenting Term Lender By: Blue Owl Credit Advisors LLC, its Collateral Manager By: Name: Adam Forchheimer Title: Authorized Signatory OWL ROCK CLO VII, LLC, as a Consenting Term Lender By: Blue Owl Credit Advisors LLC, its Collateral Manager By: Name: Adam Forchheimer Title: Authorized Signatory /s/ Adam Forchheimer /s/ Adam Forchheimer /s/ Adam Forchheimer /s/ Adam Forchheimer

[Signature Page to Consent Letter to the Credit Agreement] OWL ROCK CLO X, LLC, as a Consenting Term Lender By: Blue Owl Credit Advisors LLC, its Collateral Manager By: Name: Adam Forchheimer Title: Authorized Signatory /s/ Adam Forchheimer

[Signature Page to Consent Letter to the Credit Agreement] GOLUB CAPITAL PARTNERS CLO 16(M)-R2, L.P., as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 17(M)-R, LTD., as a Consenting Term Lender By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 18(M)-R2, as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 21(M)-R, LTD., as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 24(M)-R, LTD., as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Page to Consent Letter to the Credit Agreement] GOLUB CAPITAL PARTNERS CLO 25(M)-R, LTD., as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 28(M)-R2, as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 30(M)-R, as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 31(M)-R, LTD., as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 33(M)-R2, L.P., as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Page to Consent Letter to the Credit Agreement] GOLUB CAPITAL PARTNERS CLO 36(M), LTD., as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 38(M), LTD., as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 42(M)-R, as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 44(M), LTD., as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 45(M)-R, as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Page to Consent Letter to the Credit Agreement] GOLUB CAPITAL PARTNERS CLO 46(M)-R, as a Consenting Term Lender By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 47(M)-R, L.P., as a Consenting Term Lender By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 49(M)-R, as a Consenting Term Lender By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 51(M), L.P., as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 54(M), L.P., as a Consenting Term Lender By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Page to Consent Letter to the Credit Agreement] GOLUB CAPITAL PARTNERS CLO 56(M), as a Consenting Term Lender By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 57(M), as a Consenting Term Lender By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 59(M), as a Consenting Term Lender By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 61(M), as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 65(M), as a Consenting Term Lender By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Page to Consent Letter to the Credit Agreement] GOLUB CAPITAL PARTNERS CLO 67(M), as a Consenting Term Lender By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL PARTNERS CLO 69(M), as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GC ADVISORS LLC AS AGENT FOR PHILADELPHIA INDEMNITY INSURANCE COMPANY, as a Consenting Term Lender By: Name: Marc C. Robinson Title: Senior Managing Director GC ADVISORS LLC AS AGENT FOR RELIANCE STANDARD LIFE INSURANCE COMPANY, as a Consenting Term Lender By: Name: Marc C. Robinson Title: Senior Managing Director GC ADVISORS LLC AS AGENT FOR SAFETY NATIONAL CASUALTY CORPORATION, as a Consenting Term Lender By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Page to Consent Letter to the Credit Agreement] GC ADVISORS LLC AS AGENT FOR TMD-DL HOLDINGS, LLC, as a Consenting Term Lender By: Name: Marc C. Robinson Title: Senior Managing Director GC ADVISORS LLC AS AGENT FOR U.S. SPECIALTY INSURANCE COMPANY, as a Consenting Term Lender By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL STRATEGIC PARTNERS FUND 1, L.P., as a Consenting Term Lender By: GC Investment Management LLC, Its Manager By: Name: Maria Elena-Maheu Title: Authorized Signatory GC ADVISORS LLC AS AGENT FOR RGA OPERATING COMPANY, as a Consenting Term Lender By: Name: Marc C. Robinson Title: Senior Managing Director GBDC 3 FUNDING LLC, as a Consenting Term Lender By: GC Advisors LLC, its Manager By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Page to Consent Letter to the Credit Agreement] GC ADVISORS LLC AS AGENT FOR TMD-DL HOLDINGS, LLC, as a Consenting Term Lender By: Name: Marc C. Robinson Title: Senior Managing Director GC ADVISORS LLC AS AGENT FOR U.S. SPECIALTY INSURANCE COMPANY, as a Consenting Term Lender By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL STRATEGIC PARTNERS FUND 1, L.P., as a Consenting Term Lender By: GC Investment Management LLC, Its Manager By: Name: Dawn Nelson Title: Authorized Signatory GC ADVISORS LLC AS AGENT FOR RGA OPERATING COMPANY, as a Consenting Term Lender By: Name: Marc C. Robinson Title: Senior Managing Director GBDC 3 FUNDING LLC, as a Consenting Tenn Lender By: GC Advisors LLC, its Manager By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Dawn Nelson

[Signature Page to Consent Letter to the Credit Agreement] GCIC HOLDINGS LLC, as a Consenting Term Lender By: Golub Capital BDC, Inc., its sole member By: GC Advisors LLC, its Manager By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL BDC 3 ABS 2022-1 LLC, as a Consenting Term Lender By: GC Advisors LLC, its Manager By: Name: Marc C. Robinson Title: Senior Managing Director GCPF LOAN FUNDING G, as a Consenting Term Lender By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL FINANCE FUNDING IV TRUST, as a Consenting Term Lender By: GC Advisors LLC, its Manager By: Name: Marc C. Robinson Title: Senior Managing Director GCP FINANCE 6 L.P., as a Consenting Term Lender By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Page to Consent Letter to the Credit Agreement] BENEFIT STREET PARTNERS DEBT FUND IV 2019 LEVERAGE SPV L.P., as a Consenting Term Lender By: Benefit Street Partners L.L.C., its portfolio manager By: Name: Mike Frick Title: Authorized Signer BENEFIT STREET PARTNERS DEBT FUND IV 2019 LEVERAGE (NON-US) SPV L.P., as a Consenting Term Lender By: Benefit Street Partners L.L.C., its portfolio manager By: Name: Mike Frick Title: Authorized Signer BENEFIT STREET PARTNERS SMA LM LP, as a Consenting Term Lender By: Benefit Street Partners SMA LM GP L.P., its general partner By: Benefit Street Partners SMA LM Ultimate GP LLC, its general partner By: Name: Mike Frick Title: Authorized Signer /s/ Mike Frick /s/ Mike Frick /s/ Mike Frick

[Signature Page to Consent Letter to the Credit Agreement] BENEFIT STREET PARTNERS SMA-C II SPV L.P., as a Consenting Term Lender By: Benefit Street Partners L.L.C., its portfolio manager By: Name: Mike Frick Title: Authorized Signer /s/ Mike Frick